BFC FINANCIAL CORPORATION (NASDAQ:BFCF) www.bfcfinancial.com Prepared: February 2005

FORWARD-LOOKING STATEMENTS PLEASE READ CAREFULLY This presentation contains forward-looking statements within the meaning of Section 27A of the Securities act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to risks and uncertainties associated with the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services and the operations, products and services of its controlled entities and entities in which it has non-control investments. Forward-looking statements relating to BFC's activities as a diversified holding company that invests in diverse operating businesses are subject to a number of risks and uncertainties, including that the past performance of investments may not be indicative of future performance; that net asset value calculations, current value of investment calculations and implied returns are based, in part, on current stock market values, estimates, comparable company analyses and other factors and may not reflect the actual value that could be realized if those investments were sold and may not reflect the value of those investments in the future; that the success of BFC's strategy is dependent on the performance of not only its investments but the general performance of the various industries in which it chooses to invest and, therefore, is currently dependent on the general success of the banking, real estate and home building, investment banking, restaurant and related industries; that BFC or its subsidiaries may not have sufficient resources or available cash to make investments; that BFC shareholders or its interests will be diluted in transactions utilizing stock for consideration; and that appropriate investment opportunities on reasonable terms and at reasonable prices may not be available. Further, this document contains forward-looking statements with respect to the operations of BankAtlantic which are subject to a number of risks and uncertainties, including, but not limited to: the risks and uncertainties associated with its operations, products and services; changes in economic or regulatory policies; the success of any new lines of business in which it may engage; credit risks and loan losses, and the related sufficiency of the allowance for loan losses; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws; increases in costs associated with regulatory compliance; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on its activities and the value of its assets; BankAtlantic's denovo branch expansions, branch renovation, seven-day banking initiative and other growth initiatives not being successful or producing results which do not justify their costs. Further, this document contains forward-looking statements with respect to Ryan Beck, which are subject to a number of risks and uncertainties, including, but not limited to: the risks and uncertainties associated with its operations, products and services; changes in economic or regulatory policies; the volatility of the stock market and fixed income markets including the market's impact on Ryan Beck's trading activities; and the success of any new lines of business in which it may engage. Further, this document contains forward-looking statements with respect to the operations of Levitt, which are subject to additional risks and uncertainties including those relating to the market for real estate generally and in the areas where Levitt has developments; the availability and price of land suitable for development; the consummation of acquisitions of properties under contract; increases in materials prices, labor costs and interest rates; Levitt's ability to timely deliver homes out of backlog; Levitt's ability to successfully integrate its recent acquisition of Bowden and any future acquisitions; and the impact of environmental factors and governmental regulations. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

INTRODUCTION

Summary of BFC's Strategy Invest in and acquire mid-market companies Partner with superior management teams Long term investor Long term investor Long term investor Long term investor Long term investor Long term investor Long term investor Long term investor Long term investor Long term investor Long term investor

Overview A diversified holding company based in Fort Lauderdale, Florida NASDAQ: BFCF 22.2 million shares outstanding1 Market capitalization: $272.0 million2 Interests in: Retail & commercial banking Regional investment bank & brokerage Homebuilding Master planned community development Time share & vacation ownership International themed restaurant chain Miscellaneous real estate and venture capital investments Notes: 1 Fully diluted weighted average shares outstanding for the nine months ended September 30, 2004. 2 Average market capitalization for the period January 1, 2005 to January 31, 2005.

Summary Income Statement - BFC Consolidated(a) (In millions of dollars) Notes: As a holding company with control positions in BankAtlantic Bancorp and Levitt Corporation, generally accepted accounting principles (GAAP) require the consolidation of the financial results of both BankAtlantic Bancorp and Levitt Corporation. As a consequence, the assets and liabilities of both entities are presented on a consolidated basis in BFC's financial statements. However, the debts and obligations of the consolidated entities are not direct obligations of BFC and are non-recourse to BFC. Similarly, the assets of those entities are not available to BFC absent a dividend or distribution from the entity. The recognition by BFC of income from controlled entities is determined based on the percentage of its economic ownership in BankAtlantic Bancorp and Levitt Corporation, which is 22.1% and 16.6%, respectively, which results in BFC recognizing only 22.1% and 16.6% of BankAtlantic Bancorp's and Levitt Corporation's income, respectively. Unaudited data

Balance Sheet - BFC Consolidated(a) (In millions of Dollars) Notes: Selected summary data from the consolidated balance sheets of BFC. As explained in note (b) to the previous slide, neither the assets nor the liabilities of the consolidated entities are available to BFC or are recourse liabilities of BFC. The direct obligations and liabilities of BFC, the holding company, are shown on the subsequent slide "Balance Sheet - BFC Holding Company Only." Unaudited data. Increase during period due to net income, issuance of 5% Convertible Preferred Stock, effect of subsidiaries' capital transactions, retirement of common stock and tax effect of exercise of stock options.

Balance Sheet - BFC Holding Co. Only(a) (In millions of dollars) Notes: Summary selected data from the BFC unconsolidated balance sheet which presents only the assets and liabilities of BFC Financial Corp., on a stand-alone basis and excludes any balance sheet data of its subsidiaries. See note (a) of the previous two slides for further explanation. Unaudited data. The BFC book value of the investments in BankAtlantic Bancorp and Levitt Corp. is calculated by multiplying the shareholder's equity of each entity times BFC's percentage ownership in each entity. The book value, as shown above, was $147.8 million as of September 30, 2004 while the current average market value (Jan. 1, 2005 - Jan. 31, 2005) is $340.0 million. The deferred tax liability is net of net operating loss carry forwards (NOL's). Deferred tax liability is calculated by subtracting BFC's original investment from the current carrying value of that investment and applying to that sum the tax rate of 38.75%. Generally, the deferred tax liability will not be required to be paid unless the underlying investments are sold. Increase during period due to net income, issuance of 5% Convertible Preferred Stock, effect of subsidiaries' capital transactions, retirement of common stock and tax effect of exercise of stock options.

BFC Stock Performance - 1999-2004 Price per share ($) Volume 6/17/03 - 15% stock dividend 12/1/03 - 25% stock dividend 3/1/04 - 25% stock dividend 5/25/04 - 25% stock dividend 6/28/04 - Added to Russell 2000 5/5/03 - BFCF listed on NASDAQ

BFC's Market Capitalization Growth 2001-2004 (In millions of dollars) Notes: (a) NAV1 and NAV2 are unaudited company estimates of the current net asset value of the Company as shown in slide 73. Compound Annual Growth Rate (CAGR) = 71% 12/31/2001 12/31/2002 12/31/2003 12/31/2004 Avg. Mkt. Cap (1/1/05-1/31/05) NAV1 NAV2

BFC Relative Share Performance Since Commencement of Diversification Program Annual Returns 1997 - 2005(a) Notes: (a) Percentages represent annualized returns data as per Bloomberg L.P. for the period November 1997 through January 2005.

# BFC Management Team

### Alan Levan

- Chairman and CEO of BFC and its predecessors since 1978
- Chairman, President and CEO of BankAtlantic Bancorp (NYSE: BBX) and predecessors since 1987
- Chairman & CEO of Levitt Corporation (NYSE: LEV) and Chairman of Bluegreen Corp. (NYSE: BXG)



**Alan Levan**

### Phil Bakes

- Managing Director of BFC since January 2004
- President and Founder of Sojourn Enterprises, Inc., a Florida and New York-based advisory and merchant banking firm from 1990-1994, and various Sojourn-led endeavors, including CEO and co-founder of a leisure travel consolidation enterprise, FAR&WIDE Travel Corp, 1999-2003
- President/CEO of two major U.S. airlines from 1983 to 1990
- Prior to business career, served as an assistant Watergate prosecutor, counsel to several US Senate Subcommittees and General Counsel of a federal regulatory agency from 1973-1980



**Phil Bakes**

### Jack Abdo

- Vice Chairman of BFC since 1993 and Director since 1988
- Vice Chairman of BankAtlantic Bancorp and its predecessors since 1987
- Vice Chairman and President of Levitt Corporation and Vice Chairman of Bluegreen
- Director of Benihana, Inc. (NASDAQ: BNHN / BNHNA) since 1990



**Jack Abdo**

### Glen Gilbert

- Executive Vice President of BFC since 2000, Chief Financial and Accounting Officer since 1987, Vice President and Chief Accountant 1980 to 1987
- Senior Executive Vice President of Levitt Corporation since 2004, Executive Vice President and Chief Financial Officer 1999-July, 2004
- Certified Public Accountant since 1970 and manager for KPMG from 1970 to 1980



**Glen Gilbert**

12

BFC

DIVERSE HOLDINGS

BFC's DIVERSE HOLDINGS ORGANIZATIONAL CHART *Assumes conversion of preferred stock investment Misc. Real Estate & Venture Capital Partnerships 22% Ownership 55% Vote 100% 100% 100% 36% 17% Ownership 53% Vote 5% Ownership * 13% Vote * 100%

BFC's DIVERSE HOLDINGS PHASE I: Creating the Platform PHASE II: Diversification

PHASE I: Creating the Platform RETAIL BANKING

(NYSE:BBX) www.bankatlantic.com

Overview Founded in 1952 as federally chartered savings bank $6.4 billion in assets Largest Florida headquartered bank with 74 branches $3.5 billion in deposits BFC owns approximately 22% of BankAtlantic Bancorp Transaction History BFC invested approximately $45 million in a series of transactions in the mid-1980's to acquire control Local institution with shareholders known by BFC principals Pre Acquisition Underperforming run-of-the-mill thrift with an over branched market footprint No strategy for the changing dynamics of the savings and loan industry or the Florida market Post Acquisition BFC took over management and leadership of the bank Substantially reduced the size of the bank to establish a strong platform and market position Transformed from a classic thrift to a retail and commercial bank model Capitalized the bank to provide a platform for growth Created a high growth "retail" oriented culture and image to attract low cost deposits while growing commercial loan portfolio with a conservative underwriting culture

BankAtlantic Bancorp Growth Strategy Increase low cost deposits by: Florida's Most Convenient Bank initiative Driving growth through service - not rate Strong sales and marketing culture Grow lending through Residential, Commercial Real Estate, Small Business and Consumer Maintain high underwriting standards No credit card, international, syndication, or indirect lending or indirect lending or indirect lending or indirect lending or indirect lending or indirect lending or indirect lending or indirect lending or indirect lending or indirect lending or indirect lending or indirect lending or indirect lending or indirect lending

BankAtlantic Bancorp BankAtlantic Branch Locations

BankAtlantic Bancorp

CAGR = 40% BankAtlantic Bancorp INCOME FROM CONTINUING OPERATIONS(a) (In millions of dollars) Notes: - CAGR: Compound Annual Growth Rate (a) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle.

BankAtlantic Bancorp STOCK PRICE (NYSE:BBX) CAGR = 62% Notes: -CAGR: Compound Annual Growth Rate

+13% Annualized Total BFC Investment From 1987 - 1993 Total Current Value (a) +529% Absolute BANKATLANTIC INVESTMENT PERFORMANCE Implied Pre-Tax Annualized Return(a) (In millions of dollars) Notes: (a) Return calculation discounts all cash flows from time of BFC's investment, including ending value based upon average market value (1/1/05 - 1/31/05) of BankAtlantic Bancorp, plus $15.8 million in dividends received since initial investment and stock sales of $21.5 million.

PHASE II 1997-2004

DIVERSIFICATION & RECENT INVESTMENTS 1997-2004

INVESTMENT BANKING & BROKERAGE

Excellence in Financial Services www.ryanbeck.com

RYAN BECK & CO.

# Overview

- **Founded in 1946**
- **Full-service investment banking and brokerage firm**
- **Approximately 500 financial consultants**
- **Serving clients from 39 offices in 14 states**


ONE WAY
WALL ST
BROAD ST

## *Transaction History*

- Purchased in 1998 (through BFC subsidiary, BankAtlantic Bancorp)
- $38.1 million purchase price
- Additional $23.5 million invested
- Prior relationship with Ryan Beck management from prior investment banking engagements

## *Pre Acquisition*

- Publicly owned company
- Desired strong financial platform to pursue strategic initiatives

## *Post Acquisition*

- Provided sound platform of financially solid parent
- Supported the management team's growth of the business
- Facilitated acquisition of assets of Gruntal & Co. which added 400 consultants and $13 billion in client assets

29

BFC

Ryan Beck & Co. Ryan Beck & Co. 39 Offices in 14 States

CAGR = 46% Ryan Beck & Co. REVENUE (In millions of dollars) Notes: - CAGR: Compound Annual Growth Rate

CAGR = 110% Ryan Beck & Co. INCOME FROM CONTINUING OPERATIONS(a) (In millions of dollars) Notes: - CAGR: Compound Annual Growth Rate (a) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle.

Ryan Beck & Co. BOOK VALUE(a) (In millions of dollars) CAGR = 28% Notes: -CAGR: Compound Annual Growth Rate (a) Includes, among other things, miscellaneous capital contributions from BankAtlantic Bancorp

RYAN BECK & CO. INVESTMENT PERFORMANCE Implied Pre-Tax Annualized Return(a) (In millions of dollars) Notes: (a) Return calculation discounts all cash flows from time of investment and ending value based upon estimated current market value, including a $5 million dividend in March 2004. Investment in Ryan Beck made through BFC subsidiary, BankAtlantic Bancorp. (b) Range of values of Ryan Beck is based on comparable investment banking firms as compiled in a January 31, 2005 index of comparable firms and trading multiples by financial services industry specialist Sandler O'Neill & Partners, L.P. The low end of Ryan Beck's value range based on 1.9x price/book multiple and the high end of range based on 16.0x price/latest 12 month EPS multiple. Sandler O'Neill selected comparable companies are AG Edwards, Raymond James, Piper Jaffrey, Jeffries & Co. and Friedman, Billings, Ramsey. Mid-Point of Estimated Value Range (a) Total Investment Since 6/98 Estimated range of values based on comparable companies(b): $171 - $280 +273% Absolute

HOME BUILDING & LAND DEVELOPMENT LAND DEVELOPMENT LAND DEVELOPMENT LAND DEVELOPMENT

(NYSE:LEV) www.levittcorporation.com

Overview Homebuilding and land development with primary activities in Florida Spun-off from BankAtlantic Bancorp on December 31, 2003 BFC owns approximately 17% of Levitt Corporation Conducts its operations primarily through Core Communities and Levitt and Sons, which were separately acquired (through BFC subsidiary BankAtlantic Bancorp) in 1997 and 1999, respectively Core Communities Develops master-planned communities and has two existing communities in Florida St. Lucie West has been the fastest growing community on Florida's Treasure Coast since acquired in October 1997 and was ranked as the 6th fastest selling master-planned community in 2003 Newest community, Tradition, is planned to include over 20,000 residential units Levitt and Sons A residential homebuilder Company and its predecessors building homes since 1929 "America's Oldest Homebuilder," predecessor built the original Levittown communities in New York, New Jersey and Pennsylvania Specializes in design and development of Active Adult and family communities in Florida, Georgia and Tennessee

www.corecommunities.com

Overview Pre Acquisition Privately owned by a fund with different goals than that of management Company was capital constrained Post Acquisition Core was sufficiently capitalized Facilitated access to third-party financing One of the leading master planned community developers in the country Core Communities (formerly St. Lucie West Holding Company) is a master- planned community developer since 1996. Transaction History Purchased in 1997 (through BFC subsidiary, BankAtlantic Bancorp) $20 million purchase price Additional $4.8 million invested by BankAtlantic Bancorp Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management

Core Communities Core Communities

Core Communities Original 4,600-acre Master Planned Community 6th fastest selling Master Planned Community in USA in 2003* Location of PGA Golf Course Location of New York Mets spring training stadium 9,000-acre Master Planned Community 5 miles of frontage on Interstate 95 Expected to include approx. 20,000 residential units Expected to include approx. 8.0 million square feet of commercial space * Source: Robert Charles Lesser & Co.

70% CAGR = 51% Core Communities REVENUE(a) (In millions of dollars) Notes: (a) Includes land sales to Levitt and Sons division. - CAGR: Compound Annual Growth Rate - CAGR: Compound Annual Growth Rate - CAGR: Compound Annual Growth Rate - CAGR: Compound Annual Growth Rate

Core Communities NET INCOME(a) (In millions of dollars) Notes: - CAGR: Compound Annual Growth Rate (a) Includes profits from land sales to Levitt and Sons division. (a) Includes profits from land sales to Levitt and Sons division. (a) Includes profits from land sales to Levitt and Sons division. (a) Includes profits from land sales to Levitt and Sons division. CAGR = 31% 144%

Building a Proud Legacy

Overview Pre Acquisition Privately owned with free cash flow up-streamed to parent and not reinvested for growth Management was "hamstrung" with no growth capital Post Acquisition Supported management's vision for growth Facilitated growth financing and allowed Levitt and Sons to reinvest earnings Established independent Board of Directors at parent company and Board level investment committee to manage growth Increased active homebuilding communities from 3 in 1999 to 12 in 2004 Increased active homebuilding communities from 3 in 1999 to 12 in 2004 Increased active homebuilding communities from 3 in 1999 to 12 in 2004 Increased active homebuilding communities from 3 in 1999 to 12 in 2004 Increased active homebuilding communities from 3 in 1999 to 12 in 2004 Increased active homebuilding communities from 3 in 1999 to 12 in 2004 Increased active homebuilding communities from 3 in 1999 to 12 in 2004 Increased active homebuilding communities from 3 in 1999 to 12 in 2004 Increased active homebuilding communities from 3 in 1999 to 12 in 2004 Increased active homebuilding communities from 3 in 1999 to 12 in 2004 Increased active homebuilding communities from 3 in 1999 to 12 in 2004 Levitt and Sons (and its predecessors), "America's Oldest Homebuilder," commenced operations in 1929 and was one of the first developers of suburban communities. Transaction History Purchased in 1999 (through BFC subsidiary, BankAtlantic Bancorp) $27 million purchase price Prior banking relationship with Levitt and Sons as well as relationship with management

CAGR = 38% 134% Levitt and Sons REVENUE(a) SALE OF HOMES (In millions of dollars) Notes: -CAGR: Compound Annual Growth Rate (a) Includes revenues of Bowden Homes from date of acquisition, April 28, 2004

Units CAGR = 69% 23% 487 824 2,053 2,175 1,972 Levitt and Sons BACKLOG OF SIGNED CONTRACTS(a) (In millions of dollars) Notes: - CAGR: Compound Annual Growth Rate Excludes joint ventures. Backlog based on actual contract prices. Average sales price of future sales will vary based upon the mix of Active Adult and Family homes. Includes revenues and units of Bowden Homes from date of acquisition, April 28, 2004. (b) (b) 584

LEVITT CORPORATION CONSOLIDATED FINANCIAL RESULTS

CAGR = 98% 102% Levitt Corporation CONSOLIDATED REVENUE(a) (In millions of dollars) Notes: -CAGR: Compound Annual Growth Rate (a) Excludes interest and other revenue

CAGR = 61% 134% CONSOLIDATED NET INCOME (In millions of dollars) Levitt Corporation Notes: -CAGR: Compound Annual Growth Rate

Levitt Corporation Notes: (a) LEV started trading on a "when issued" basis on December 16, 2003. STOCK PRICE(a) (NYSE:LEV) 69% 13-month Increase Increase Increase

# LEVITT INVESTMENT PERFOMANCE[(a)]

## Implied Pre-Tax Annualized Return[(b)]

(In millions of dollars)



$284.9 (c)
+30% Annualized
+470% Absolute
$50.0
Total Investment From 1997 - 1999
Total Current Value (b)

Notes:

(a) Excludes results of Levitt Corporation's investment in Bluegreen which is separately presented later in this presentation.

(b) Return calculation discounts all cash flows from time of investment, including ending value based upon average market value of LEV from 1/1/05 through 1/31/05 and total dividends of $0.6 million received in 2004. Investments in Levitt Corporation were made by BFC subsidiary, BankAtlantic Bancorp.

(c) Based on the value of 14.8 million shares of Levitt Corporation originally owned by BankAtlantic Bancorp that were spun-off to BankAtlantic Bancorp's shareholders on 12/31/03. This calculation, therefore, excludes the current value of the 5.0 million new shares issued by Levitt Corporation in its April 2004 public offering.

52

TIME SHARE & VACATION OWNERSHIP

www.bluegreen-corp.com (NYSE:BXG)

Overview Pre Acquisition Company was publicly owned; control shareholder was large real estate fund The fund bought its position as a value play when timeshare industry was out of favor Stock price decreased and the fund became impatient Post Acquisition Management thrived under the new long term philosophy Maintained and strengthened Bluegreen's independent Board of Directors Stock price has increased more than 125% since acquisition Levitt Corporation currently owns approximately 36% of Bluegreen Bluegreen was founded in 1972 and has 2 principal businesses Developing and marketing time-share resorts Developing and marketing subdivided residential lots to retail customers. Transaction History Purchased control position in 2002 (through BFC subsidiary Levitt Corporation) Total investment is $56.5 million Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management Pre-transaction relationship with management

# Bluegreen Corporation

bluegreen®
COLORFUL PLACES TO LIVE AND PLAY

## Leading Provider of Vacation Ownership Resorts and Residential Communities



Lodge Alley Inn (Charleston, SC)



Solara Surfside Resort (Surfside, FL)

### Bluegreen Communities

- Develops and markets retail "homesites" in planned residential and golf communities
- Generates additional revenue through realty resale commissions and daily fee golf course operations

### Bluegreen Resorts

- 18 vacation ownership resorts in seven states and Aruba
- Approximately 128,000 Vacation Ownership Interests (VOI) owners
- VOI owners also have access to approximately 3,700 affiliated resorts
- Provides financing to VOI purchasers
- Provides resort management to owners associations

56

BFC

CAGR = 24% 43% Bluegreen Corporation TOTAL REVENUE(a) (In millions of dollars) Notes: - CAGR: Compound Annual Growth Rate (a) Bluegreen changed its fiscal year to the calendar year ending on December 31, effective for the period ended December 31, 2002. Fiscal Years 2001 and 2002 ended on April 1, 2001 and March 31, 2002 respectively. Calendar Year (CY) amounts calculated to reflect twelve full months. months. months. months. months. months.

CAGR = 63% 62% NET INCOME(a) (In millions of dollars) Bluegreen Corporation Notes: - CAGR: Compound Annual Growth Rate (a) Bluegreen changed its fiscal year to the calendar year ending on December 31, effective for the period ended December 31, 2002. Fiscal Years 2001 and 2002 ended on April 1, 2001 and March 31, 2002 respectively. Calendar Year (CY) amounts calculated to reflect twelve full months.

Bluegreen Corporation Avg. Price 1/1/05 - 1/31/05 3/31/2002 Book Value Per Share 9/30/2004 3/31/2002 CAGR = 19% Debt To Equity Ratio 9/30/2004 3/31/2002 - 21% Key Ratios Time of Investment vs. Now CAGR = 61% Price Per Share

BLUEGREEN INVESTMENT PERFORMANCE Implied Pre-Tax Annualized Return(a) (In millions of dollars) (In millions of dollars) (In millions of dollars) (In millions of dollars) Total Investment 4/01 & 4/02 Notes: (a) Return calculation discounts all cash flows from time of investment and ending value based upon average market value of BXG from 1/1/05 through 1/31/05. Investment in Bluegreen made by BFC subsidiary, Levitt Corporation Total Current Value (a) +52% Annualized +225% Absolute

INTERNATIONAL THEMED RESTAURANT CHAIN

www.benihana.com (NASDAQ:BNHN/BNHNA)

Overview Founded in 1964, largest operator in United States of teppanyaki-style Japanese restaurants Acquired and growing additional Asian-Themed concepts primarily under HARU and RA Sushi brands Current operations: 55 Benihana (owned) 23 Benihana (franchised) 5 Haru 8 RA Sushi 1 Doraku 1 Doraku 1 Doraku 1 Doraku 1 Doraku 1 Doraku 1 Doraku 1 Doraku 1 Doraku 1 Doraku 1 Doraku Transaction History BFC agreed to purchase $20 million of Benihana convertible preferred stock $10 million purchased July, 2004 with the remaining $10 million to be purchased in subsequent tranches after July 1, 2005 Preferred stock has voting rights and 5% annual dividend First tranche represents approximately 5% (at conversion price) of economic ownership and 13% of common stock vote Pre-existing BFC management relationship with Benihana board and management Pre Transaction Benihana desired to embark on a renovation program for it's core concept, Benihana, and expand its two newest concepts HARU and RA sushi Post Transaction Benihana at beginning stages of executing its renovation and expansion plans

Market Capitalization (b) (b) Revenue Operating Income Net Income Benihana - Financial Summary(a) (In millions of dollars) Notes: (a) Fiscal Year (FY) 2004 ended 3/28/04 (b) Average market capitalization based on 10.0 million weighted average shares outstanding multiplied by the average stock price for Benihana's Class A Common Stock.

BENIHANA INVESTMENT PERFORMANCE Implied Pre-Tax Annualized Return(a) (In millions of dollars) Total Investment July 1, 2004 Notes: (a) $10 million investment in 5% convertible preferred stock of Benihana 2.5 months ago on July 1, 2004 valued at original cost. BFC is committed to acquire, in the future, an additional $10 million of Benihana convertible preferred stock. Value at Cost(a) Value at Cost(a) No return to date

SUMMARY OF PHASE II INVESTMENT RESULTS 1997-2004 DIVERSIFICATION & RECENT INVESTMENTS

$195.5(a) +30% Annualized +271% Absolute Total Investments Total Current Value as of 1/31/05 (b) Acquisition of Ryan Beck & Co. Venture Partnerships Investment in Bluegreen Investment in Benihana Notes: (a) Represents the cumulative cash value of investments made in Levitt & Sons and Core Communities (Levitt Corporation), Ryan Beck & Co., Bluegreen and Benihana, Inc. and the total investments under management in the BFC Venture Partnerships from 1997 through 2004. As noted elsewhere, BFC currently owns direct or indirect interests in all of these investments. The information is provided to reflect the estimated value and performance of the various "BFC Family" investments since 1997. (b) Return calculation discounts all cash flows from time of investment and includes all dividends received and Venture Partnerships distributions; current value based upon average market value of public holdings from 1/1/05 through 1/31/05. Ryan Beck's estimated current market value is based upon an average of valuation multiples of an index of comparable firms compiled by Sandler O'Neill & Partners, L.P. research. Calculations assume no change in value of July 2004 $10 million preferred stock investment in Benihana, Inc. Investment Results Summary 1997-2004 (In millions of dollars) $725.1(b)

FUTURE STRATEGY

Overview Invest in and acquire mid-market businesses Partner with superior management Long-term investor Prefer control investments Diverse industries Acquisitions for cash and/or BFC stock BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing BFC financing

BFC's Strategy Types of Transactions Public or private companies Adopt orphans/white knight role Divestiture of subsidiary by larger company Family business seeking to monetize holdings but retain management control Going private transactions and management buyouts Change of control transactions Large minority purchases

BFC's Strategy Advantages Long term philosophy Support and empower management Provide Board of Directors oversight and infrastructure Oversee allocation of capital and new investments Facilitate third party financing and add on acquisitions BFC as public company vs. private equity firms Unique access to investment opportunities

VALUATION AND PUBLIC MARKETS

Other assets $31.5 Market value of public holdings (avg. 1/1/05 to 1/31/05) $340.0 Def. tax liab. ($33.2) $371.6 Assets $313.1 NAV1(a) $346.3 NAV2(b) $272.0 Market Cap(c) Notes: Numbers may not add due to rounding. Balance sheet items as of September 30, 2004. Market value of public holdings is based on the average prices of BBX & LEV for the period January 1, 2005 to January 31, 2005. (a)Net Asset Value (NAV1) = the market value of BFC's securities in BBX and LEV plus other assets at book value minus liabilities at book value. (b)NAV2 is the same calculation as NAV1 but excludes deferred tax liabilities. (c) BFCF market capitalization is the average for the period January 1, 2005 to January 31, 2005 based on weighted average shares outstanding of 22.2 million for the nine months ended September 30, 2004. ($58.5) Liabilities BFC Net Asset Value vs. Market Cap NAV1 compared to Market Cap : +$41.0 or +15% NAV2 compared to Market Cap : +$74.2 or +27% (In millions of dollars) ($25.3) Other liab.

Notes: Numbers may not add due to rounding Balance sheet items as of September 30, 2004. (a) Average share price for the period January 1, 2005 to January 31, 2005. (b) Net Asset Value (NAV1) = the market value of BFC's securities in BBX and LEV plus other assets at book value minus liabilities at book value divided by weighted shares outstanding of 22.2 million for the nine months ended September 30, 2004. Does not include additional common shares potentially issued if BFC 5% Cumulative Preferred Stock, issued in June 2004, should convert in the future. (c) NAV2 per share is the same calculation as NAV1 excluding deferred tax liabilities. (a) (b) (c) ^ = $1.85 +15% ^ = $3.34 +27% BFC Share Price Compared to BFC Net Asset Value

BFC VALUE RELATED TO PERFORMANCE OF TWO KEY HOLDINGS

Earnings Growth of BankAtlantic Bancorp vs. Banking Sector (a) Notes: (a) Banking sector index comprises a selection by Stifel, Nicolaus & Company Incorporated of 19 regional banks with assets greater than $2.5 billion and less than $10.0 billion. Historical net income for each company in the index was obtained from Thomson First Call. Estimated 2004 and 2005 net income projections were obtained from Stifel, Nicolaus, Regional Bank Weekly Monitor, Week Ended September 10, 2004.

Earnings Growth of Levitt Corporation vs. Homebuilding Sector(a) Notes: (a) Homebuilding sector index comprises a selection by Raymond James & Associates of 8 publicly-traded homebuilders comparable to Levitt. Historical net income for each company in the index was obtained from Thomson First Call. Estimated 2004 and 2005 net earnings, with the exception of Dominion Homes were obtained from AG Edwards, Looking For Harder Times of Homebuilders' Street, September 1, 2004. Dominion Homes' estimated 2004 and 2005 earnings obtained from Friedman, Billings, Ramsey & Co. Inc., Real Estate Weekly, July 22, 2004.

BFC Investment Highlights Emerging diversified holding company BFC common stock 1997 - 2004: 17.3% average annual appreciation BFC Family has solid track record of high return diversified investments 30% annualized rate of return BFC's 2 key holdings are high growth companies BankAtlantic Bancorp earnings growth of 74% vs. 9% for Banking sector Levitt Corporation earnings growth 133% vs. 36% for Homebuilding sector BFC to continue growth strategy of investing in diversified opportunities

BUILDING FOREMOST COMPANIES (NASDAQ:BFCF) www.bfcfinancial.com